Exhibit 99.1

FOR IMMEDIATE RELEASE
Stoneridge Completes Strategic Review with Sale of Control Devices Segment

Transaction Closed January 30, 2026, with a Base Purchase Price of $59 Million

NOVI, Mich., February 2, 2026 — Stoneridge, Inc. (NYSE: SRI) today announced that it has completed the sale of its Control Devices segment to an affiliate of Center Rock Capital Partners, LP (“Center Rock”), a private investment firm specializing in driving long-term value creation for middle-market industrial businesses. The transaction was closed, effective as of January 30, 2026, concurrent with the signing of the definitive agreement to sell the Control Devices segment.
The sale was completed with a base purchase price of $59 million. Stoneridge will use the net cash proceeds, after tax and transaction-related expenses, to repay its debt and strengthen its balance sheet.
The sale of Control Devices will allow Stoneridge to accelerate and support its core growth platforms in both Electronics and Brazil and support strategic initiatives that position the Company for long-term success.
“This transaction is a critical step in our long-term strategy. As I outlined when we first announced our strategic review, we are seeing record-breaking business wins in several of our core growth platforms in both Electronics and Stoneridge Brazil. To support and accelerate these growth opportunities, we will now be able to dedicate our capital and resources to these businesses to drive future growth. As a result of this transaction, Stoneridge will be more focused and less complex, which in turn, is expected to create stronger shareholder returns and significantly de-risk our overall business profile,” said Jim Zizelman, President and Chief Executive Officer of Stoneridge.
Zizelman continued, “Stoneridge’s remaining portfolio will be focused on technology solutions primarily for the global commercial vehicle and off-highway end markets. More specifically, Stoneridge will serve three primary product categories: Vision and Safety, Connectivity, and Vehicle Intelligence and Electronic Controls, each with their own significant growth opportunities. We expect continued expansion of our Vision and Safety systems, including MirrorEye® and adjacent products and advanced technologies, through maturity of our existing products and the introduction of new products to the market, including our connected trailer and surround-view capabilities. As discussed on our recent earnings calls, MirrorEye continues to expand across the world through the ramp-up of existing programs, increasing take rates and record new business awards. This, coupled with our full suite of products and technologies, will allow us to drive expansion of our capabilities focused on the cockpit of the future and domain integration. We own a significant amount of real estate within the cockpit of commercial vehicles, and plan to utilize this real estate to bring advanced technology to our customers that will help differentiate their vehicles, improve vehicle safety and efficiency, and provide opportunities for long-term profitable growth for the Company.”
Zizelman added, “Finally, we continue to grow our OEM business in Brazil by leveraging our global relationships and industry-leading technologies. Similarly, by continuing to rotate our global engineering footprint to take advantage of a more cost-effective structure, Stoneridge Brazil has become a critical engineering center for our business. As a result, we will continue to drive global growth and invest in the resources required to advance our capabilities within a more cost-efficient structure. As we continue to invest in these capabilities, we have generated a robust technology roadmap that will both enhance and expand on our existing products and bring new products and technologies to the market. We expect this to drive growth that significantly outpaces our weighted average end markets resulting in shareholder value creation.”
Zizelman concluded, “The sale of Control Devices to Center Rock will allow that business to have dedicated ownership to focus on its specific needs, invest more deeply and facilitate new growth avenues for its employees and customers. Control Devices has a proud history within Stoneridge, and over the past decade we’ve made significant strides to evolve its technology portfolio, improve its operational processes, and enhance its market positions. We wish the Control Devices team continued success as they continue to grow the business.”
With the sale of the Control Devices segment completed, the Company expects to amend its existing credit facility by the time the Company files its full-year 2025 financial results. This amendment is expected to provide time for the Company to put in place the appropriate capital structure for the remaining company post-transaction.
The Company will host a conference call on Thursday, March 12, 2026 to discuss its fourth quarter and full-year 2025 results in detail.

Stoneridge to Host Conference Call on the Web
Stoneridge will host a conference call to discuss the sale of Control Devices on Monday, February 2, 2026 at 9:00 a.m. Eastern Time. The conference call webcast and replay can be accessed on the Presentations & Events page of the Investors section of the Company’s website, www.stoneridge.com.
About Stoneridge, Inc.
Stoneridge, Inc., headquartered in Novi, Michigan, is a global supplier of safe and efficient electronic systems and technologies. Our systems and products power vehicle intelligence, while enabling safety and security for on- and off-highway transportation sectors around the world. Additional information about Stoneridge can be found at www.stoneridge.com.
About Center Rock Capital Partners
Center Rock Capital Partners, LP is a Midwest-based private equity firm focused on building leading industrial companies in the lower middle market. Center Rock seeks to invest in industrial manufacturing, industrial services, and industrial distribution companies headquartered in North America. With substantial expertise working constructively with management teams to drive both operational and strategic improvements, Center Rock’s investment professionals have the flexibility and tools to invest in a broad array of transactions and build value in lower middle market industrial companies. For more information, please visit www.centerrockcp.com.
Forward-Looking Statements
Statements in this press release contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this press release and may include statements regarding the intent, belief or current expectations of the Company, with respect to, among other things, our (i) future product and facility expansion, (ii) strategic focus following the sale of the Control Devices segment (iii) acquisition strategy, (iv) investments and new product development, and (v) operational expectations. Forward-looking statements may be identified by the words “will,” “may,” “should,” “could,” “would,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors:
•the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output;
•fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with our customers or other cost reduction actions, as necessary;
•global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries;
•tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers;
•our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions;
•the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier;
•the costs and timing of business realignment, facility closures or similar actions;
•a significant change in commercial, automotive, off-highway or agricultural vehicle production;
•competitive market conditions and resulting effects on sales and pricing;
•foreign currency fluctuations and our ability to manage those impacts;
•customer acceptance of new products;
•our ability to successfully launch/produce products for awarded business;
•adverse changes in laws, government regulations or market conditions affecting our products, our suppliers, or our customers’ products;
•our ability to protect our intellectual property and successfully defend against assertions made against us;
•liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers;
•labor disruptions at our facilities, or at any of our significant customers or suppliers;
•business disruptions due to natural disasters or other disasters outside of our control;
•the amount of our indebtedness and the restrictive covenants contained in the agreements governing our indebtedness, including our revolving Credit Facility;
•capital availability or costs, including changes in interest rates;
•refinancing risk and access to capital markets and liquidity;
•the failure to achieve the successful integration of any acquired company or business;
•risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber-attack and other similar disruptions; and
•the items described in Part I, Item IA (“Risk Factors”) in the Company’s 2024 Form 10-K.
The forward-looking statements contained herein represent our estimates only as of the date of this filing and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements at some point in the future, except as required by law, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements or otherwise.
For more information, contact Kelly K. Harvey, Director Investor Relations (Kelly.Harvey@Stoneridge.com).